            Agreement made on December 7, 1994, by and among Freedom Chemical Company, a Delaware corporation (the "Company"), The Freedom Group Partnership, a Pennsylvania limited partnership (the "Freedom Group"), Joseph, Littlejohn & Levy Fund, L.P. (the "Fund"), Joseph Littlejohn & Levy Fund II, L.P. ("Fund II"), Harold A. Sorgenti ("Sorgenti") and Fred P. Rullo ("Rullo").

            WHEREAS, the Company has entered into employment agreements, dated as of November 15, 1994, with each of Sorgenti (the "Sorgenti Employment Agreement") and Rullo (the "Rullo Employment Agreement");

            WHEREAS, the Company has entered into three amended and restated option agreements, each dated as of November 15, 1994, with the Freedom Group pursuant to which the Company has granted to the Freedom Group options to purchase an aggregate of 11,318 shares of the Company's Common Stock (the "Amended Option Agreements");

            WHEREAS, the Fund, Fund II and the Freedom Group entered into an agreement, dated as of November 15, 1994, amending certain prior contractual arrangements among themselves (the "Fund Agreement");

            WHEREAS, the Company and the Freedom Group entered into an agreement, dated as of November 15, 1994, relating, among other things, to the treatment of certain advances (the "Advance Agreement");

            WHEREAS, the effectiveness of the Rullo and Sorgenti Employment Agreements, the Amended Option Agreements, the Fund Agreement and the Advance Agreement was conditioned upon consummation of a public offering of the Company's Common Stock; and

            WHEREAS, the parties hereto desire to make the foregoing agreements effective on the date hereof and the Company and each of Messrs. Rullo and Sorgenti desire to amend the Employment Agreements in certain respects.

            NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Effectiveness of Agreements.

            The parties hereto agree that notwithstanding anything therein to the contrary, each of the Rullo Employment Agreement, the Sorgenti Employment Agreement, the Amended Option Agreements, the Fund Agreement and the Advance Agreement shall become effective as of the date hereof.

Section 2.  Term of Employment Agreements.

            (a) The Company and Mr. Rullo agree that the Term of the Rullo Employment Agreement shall commence with date hereof and terminate on May 4, 1997; provided that if the Company consummates a public offering of its Common Stock on or prior to December 31, 1995, the Term of the Rullo Employment Agreement shall be extended to the date which is two years and six months after the date such public offering is consummated.

            (b) The Company and Mr. Sorgenti agree that the Term of the Sorgenti Employment Agreement shall commence with date hereof and terminate on May 4, 1997; provided that if the Company consummates a public offering of its Common Stock on or prior to December 31, 1995, the Term of the Sorgenti Employment Agreement shall be extended to the date which is two years and six months after the date such public offering is consummated.

                              FREEDOM CHEMICAL COMPANY


                              By: /s/ Leslie E. Schenk
                                  -------------------------
                                  Name:  LESLIE E. SCHENK
                                  Title: VP & CFO


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

                              THE FREEDOM GROUP PARTNERSHIP
                              By: FREEDOM INVESTMENT CORP.
                                  a General Partner

                              By: /s/ Harold A. Sorgenti
                                  -------------------------
                                  Name:  Harold A. Sorgenti
                                  Title: President

                              By: RULCO, INC.
                                  a General Partner

                              By: /s/ Fred P. Rullo
                                  -------------------------
                                  Name:  Fred P. Rullo
                                  Title: President

                              JOSEPH LITTLEJOHN & LEVY
                                FUND, L.P.

                              By: JLL ASSOCIATES, L.P.
                                  General Partner

                              By: /s/ General Partner
                                  -------------------------

                              JOSEPH LITTLEJOHN & LEVY
                                FUND II, L.P.

                              By: JLL ASSOCIATES, L.P.
                                  General Partner

                              By: /s/ General Partner
                                  -------------------------

                              /s/ Harold A. Sorgenti
                              -----------------------------
                                  Harold A. Sorgenti

                              /s/ Fred P. Rullo
                              -----------------------------
                                  Fred P. Rullo


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